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                           LIGHT REVOLUTION FUND, INC.

    Supplement to Statement of Additional Information dated February 28, 2001

         Mr. Jeffrey J. Vroom has been appointed as a disinterested director to the Board of Directors of the Fund effective February 12, 2002. Mr. Vroom, age 36, the newly appointed director, is a senior software architect at Art Technology Group, Inc., an internet software company, since 1990. Robert Burnett, John Hewitt, Jr., and Brian Hatch have each resigned from the Board of Directors. Mr. John Hewitt and Mr. Hatch were considered interested directors of the Fund. The Fund's Board of Directors now consists of three members: Ms. Tamsin Taylor, Mr. Jeffrey Vroom and Mr. Henry Hewitt, III. Mr. Henry Hewitt is the sole interested director of the Fund.